Exhibit 4(y)

Hong Kong Domestic Connectivity Agreement
Amendment Agreement
Details



-------------------------------------------------------------------------------
Parties
-------------------------------------------------------------------------------
Reach Networks         Name      Reach Networks Hong Kong Limited (formerly
                                 Cable and Wireless HKT International Limited)

                       Address   20th Floor, Telecom House, 3 Gloucester Road,
                                 Wanchai, Hong Kong
-------------------------------------------------------------------------------
HKTC                   Name      PCCW-HKT Telephone Limited (formerly Cable and
                                 Wireless HKT Telephone Limited)

                       Address   39th Floor, PCCW Tower, TaiKoo Place,
                                 979 Kings Road, Quarry Bay, Hong Kong
-------------------------------------------------------------------------------
Recitals               A   Reach Networks and HKTC are the parties to the DCA.

                       B The Financiers have agreed to enter into the Amendment and Restatement Agreement if and on condition that the Parties first enter into this agreement and the HKISA Amendment
                           Agreement.

                       C   Each Party has agreed to enter into this
                           agreement at the request of the other Party and
                           in consideration of the other Party agreeing to enter into the HKISA Amendment Agreement and this agreement.
-------------------------------------------------------------------------------
Governing law          England and Wales
-------------------------------------------------------------------------------
Date of agreement      See Signing page


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(C) Mallesons Stephen Jaques  |  Hong Kong Domestic Connectivity Agreement Amendment Agreement                       1
                              |  14 May 2003
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


Hong Kong Domestic Connectivity Agreement
Amendment Agreement
General terms

-------------------------------------------------------------------------------
1    Interpretation

1.1
     In this agreement except if the context requires otherwise:

     (a)  words and expressions have the meanings set out in Schedule 1;

     (b)  the singular includes the plural and vice versa;

     (c) a reference to an agreement, document or another instrument includes any variation, amendment, variation or replacement of any of them; and

     (d)  a reference to this agreement includes the Schedule.

1.2
     Headings and bold type are included for convenience and do not affect the interpretation of this agreement.

-------------------------------------------------------------------------------
2    Condition precedent

2.1
     Clause 3 of this agreement does not take effect until and subject to clause 2.2 will become operative on and from the Date of Amendment.

2.2

     If clause 3 of this agreement does not become operative before 31 May 2003 then that clause will not become operative and will have no force or effect.

-------------------------------------------------------------------------------
3    DCA Amendment

     The DCA is hereby amended as follows:

     (a)  In clause 2.1(a) the reference to "(initial term")" is deleted.

     (b)  Clause 2.3 is deleted and replaced by the following new clause:

          "2.3 If the Term expires before the end of 10 years from the Effective Date, the Parties will promptly enter into good faith negotiations with a view to entering into a further agreement for the period until the end of 10 years from the Effective Date for the supply of the Services or services of the nature of the Services by HKTC to HKTI."


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


     (c)  In clause 4.1:

          (i)   after the word "must", the words "in each year" are inserted;

          (ii) the reference to "the following percentage" is replaced by a reference to "90%";

          (iii) after the reference to "collectively the "Committed Services")" the following is inserted:

                "provided that if payment in full of the Total Amount Owing occurs before the Term expires then in relation to the period between the date of payment in full of the Total Amount Owing and the date of expiration of the Term ("remaining initial term") the following provisions will apply:

               (i) for any part of the remaining initial term that is before 1 February 2004, the percentage specified in this clause will be reduced from 90% to 80%;

               (ii) for any part of the remaining initial term that is after 31 January 2004 and before 1 February 2005, the percentage specified in this clause will be reduced from 90% to 70%; and

               (iii) for any part of the remaining initial term that is after
                     31 January 2005, the percentage specified in this clause will be reduced from 90% to 60%";

          (iv) the whole of the table (setting out years and percentages) is deleted (but not the notes appearing after the table); and

          (v) in Note (v), the words "during the fourth and fifth years of the Term" are deleted and replaced by the words "during the fourth or a subsequent year".

     (d)  In clause 4.9 the words "referred to in clause 4.1" are deleted.

     (e)  In clause 14.8:

          (i) in paragraph (f), the word "or" where last appearing, is deleted; and

          (ii) after paragraph (f), the following additional paragraph is inserted:

               "(ff) the HKISA is terminated; or"

     (f)  In paragraph 1 of Attachment 6, Definitions:

          (i) after the definition of "Aggregate Amount", the following new definition is inserted:

               ""Amended and Restated Facility Agreement" has the meaning given in the Amendment and Restatement


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


                Agreement dated 15 April 2003 made between Reach Finance Limited, Reach, HKTI, Reach Networks Australia Pty Limited, Reach Global Networks Limited, Reach Global Services Limited and JP Morgan Chase Bank;"

          (ii) after the definition of "HKIAC Mediation Rules", the following new definition is inserted:

                ""HKISA" in the International Services Agreement (Hong Kong) dated 13 October 2000 made between the Parties;"

                and

          (iii) the definition of "Term" is deleted and replaced by the following definition:

                ""Term" means the period from the Effective Date until the later of:

                (a)  payment in full of the Total Amount Owing; or

                (b)  the end of 5 years from the Effective Date."

     (g)  In Attachment 6, Definitions, in clause 2.1,:

          (i)  in paragraph (j), the word "and" is deleted; and

          (ii) after paragraph (k), the following new paragraphs are inserted:

               "(l) a reference to a year is a reference to:

                    (i)  the year beginning on 1 February 2001; or

                    (ii) a year beginning during the Term or on an anniversary of 1 February 2001, excluding any period after the Term expires;

                    and

               (m) words and expressions given particular meanings in the Amended and Restated Facility Agreement and not otherwise defined in this Agreement have the meanings given in the Amended and Restated Facility Agreement."

-------------------------------------------------------------------------------
4    Continuation of DCA

     The DCA continues in full force and effect.

-------------------------------------------------------------------------------
5    Costs

     The Parties agree to pay their own legal and other costs and expenses in connection with the preparation, execution and completion of this agreement.


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


-------------------------------------------------------------------------------
6    Governing Law

     This agreement is governed by the law in force in the place specified in the Details. Each Party submits to the non-exclusive jurisdiction of the courts of that place.

-------------------------------------------------------------------------------
7    Counterparts

     This agreement may consist of a number of counterparts each executed by one or more Parties to the agreement. When taken together, the executed counterparts are treated as making up the one document.


EXECUTED as an agreement


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


Hong Kong Domestic Connectivity Agreement
Amendment Agreement
Schedule 1 - Definitions



"Amended and Restated Facility Agreement" has the meaning given in the Amendment and Restatement Agreement.

"Amendment and Restatement Agreement" is the Amendment and Restatement Agreement dated 15 April 2003 made between Reach Finance Limited, Reach, Reach Networks, Reach Networks Australia Pty Limited, Reach Global Networks Limited, Reach Global and JP Morgan Chase Bank.

"Date of Amendment" has the meaning given in the Amendment and Restatement Agreement.

"DCA" is the Hong Kong Domestic Connectivity Agreement dated 13 October 2000 made between Reach Networks Hong Kong Limited and HKTC.

"Financiers" has the meaning given in the Amended and Restated Facility
Agreement.

"HKISA Amendment Agreement" is the International Services Agreement (Hong Kong) Amendment Agreement dated 15 April 2003 made between Reach Networks and HKTC.

"Reach" is Reach Ltd (formerly Joint Venture (Bermuda) No. 1 Limited).

"Telstra" is Telstra Corporation Limited.


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


Hong Kong Domestic Connectivity Agreement
Amendment Agreement
Signing page



DATED: 15 April 2003

SIGNED by                                 )
                                          ) ....................................
and                                       ) By executing this agreement the
                                          ) signatory warrants that the
each as an authorised representative for ) signatory is duly authorised to REACH NETWORKS HONG KONG LIMITED in the ) execute this agreement on behalf of
presence of:                              ) REACH NETWORKS HONG KONG LIMITED
                                          )
                                          ) ....................................
.......................................... ) By executing this agreement the
Signature of witness                      ) signatory warrants that the
                                          ) signatory is duly authorised to
.......................................... ) execute this agreement on behalf
Name of witness (block letters)           ) of REACH NETWORKS HONG KONG LIMITED



SIGNED by                                 )
                                          )
as an authorised representative for       )
PCCW-HKT TELEPHONE LIMITED in the         )
presence of:                              )
                                          )
                                          )
.......................................... ) ....................................
Signature of witness                      ) By executing this agreement the
                                          ) signatory warrants that the
.......................................... ) signatory is duly authorised to
Name of witness (block letters)           ) execute this agreement on behalf
                                          ) of PCCW-HKT TELEPHONE LIMITED


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


MALLESONS STEPHEN JAQUES







                       Hong Kong Domestic
                       Connectivity
                       Agreement
                       Amendment
                       Agreement


                       Dated 15 April 2003


                       Reach Networks Hong Kong Limited
                       PCCW-HKT Telephone Limited






                        Mallesons Stephen Jaques
                        Level 28
                        Rialto
                        525 Collins Street
                        Melbourne Vic 3000
                        T +61 3 9643 4000
                        F +61 3 9643 5999
                        DX 101 Melbourne

Hong Kong Domestic Connectivity Agreement
Amendment Agreement
Contents



-------------------------------------------------------------------------------
1        Interpretation                                                    2

-------------------------------------------------------------------------------
2        Condition precedent                                               2

-------------------------------------------------------------------------------
3        DCA Amendment                                                     2

-------------------------------------------------------------------------------
4        Continuation of DCA                                               4

-------------------------------------------------------------------------------
5        Costs                                                             4

-------------------------------------------------------------------------------
6        Governing Law                                                     5

-------------------------------------------------------------------------------
7        Counterparts                                                      5


Schedule 1 - Definitions                                                   6

International Services Agreement (Hong Kong)
Amendment Agreement No. 2
Details



-------------------------------------------------------------------------------
Parties
-------------------------------------------------------------------------------
Reach Networks         Name        Reach Networks Hong Kong Limited (formerly
                                   Cable & Wireless HKT International Limited)

                       Address     18th Floor, Telecom House, 3 Gloucester Road,
                                   Wanchai, Hong Kong
-------------------------------------------------------------------------------
HKTC                   Name        PCCW-HKT Telephone Limited (formerly Cable &
                                   Wireless HKT Telephone Limited)

                       Address     39th Floor, PCCW Tower, TaiKoo Place,
                                   979 Kings Road, Quarry Bay, Hong Kong
-------------------------------------------------------------------------------
Recitals               A   Reach Networks and HKTC are the parties to the HKISA.

                       B The Financiers have agreed to enter into the Amendment and Restatement Agreement if and on condition that the Parties first enter into this agreement.

                       C   Each Party has agreed to enter into this
                           agreement at the request of the other Party and
                           in consideration of the other Party agreeing to enter into this agreement.
-------------------------------------------------------------------------------
Governing law          England and Wales
-------------------------------------------------------------------------------
Date of agreement      See Signing page


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


International Services Agreement (Hong Kong)
Amendment Agreement No. 2
General terms

-------------------------------------------------------------------------------
1    Interpretation

1.1
     In this agreement except if the context requires otherwise:

     (a)  words and expressions have the meanings set out in Schedule 1;

     (b)  the singular includes the plural and vice versa;

     (c) a reference to an agreement, document or another instrument includes any variation, amendment, novation or replacement of any of them; and

     (d)  a reference to this agreement includes the Schedule.

1.2
     Headings and bold type are included for convenience and do not affect the interpretation of this agreement.

-------------------------------------------------------------------------------
2    Condition precedent

2.1
     Clause 3 of this agreement does not to take effect until and subject to clause 2.2 will become operative on and from the Date of Amendment.

2.2
     If clause 3 of this agreement does not become operative before 31 May 2003 then that clause will not become operative and will have no force or effect.

-------------------------------------------------------------------------------
3    HKISA Amendment

     The HKISA is hereby amended as follows:

     (a) In clause 2.1(a)(i) of the HKISA, the reference to "2.1(c)" is replaced by a reference to "2.1(b)".

     (b) Clauses 2.1(b) and 2.1(c) of the HKISA are deleted and replaced by the following new clause:

          "2.1(b) If the initial term expires before the end of 10 years from Commencement, the Parties will promptly:

               (i) negotiate in good faith with regard to possible volume commitments of the kind set out in clause 3.2 to apply to the provision of the Services or services of the


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


                    nature of the Services after the expiration of the initial term; and

               (ii) enter into good faith negotiations and use all reasonable endeavours to negotiate a new agreement for a further period until the end of 10 years from Commencement, which the Parties acknowledge will provide for the supply by Wholesale Co to HKTC of the Services or services of the nature of the Services on terms substantially no less favourable to HKTC than those set out in this agreement, and from the expiry of the initial term this agreement with the exception of clauses 3.2 to 3.4B, 3.13 to 3.17 and 5.3 to 5.6 (inclusive) shall continue as amended (for no longer than until the end of 10 years from Commencement) until such time as the new agreement is agreed between the Parties."

     (c)  In clause 3.2 of the HKISA:

          (i) the reference to "the periods described below" is replaced by a reference to "each Commitment Year";

          (ii) the reference to "the following percentage" is replaced by a reference to "90%";

          (iii) after the reference to "collectively "the Committed Services")" the following is inserted:

                "provided that if payment in full of the Total Amount Owing occurs before the initial term expires then in relation to the period between the date of payment in full of the Total Amount Owing and the date of expiration of the initial term ("remaining initial term") the following provisions will apply:

                (i) for any part of the remaining initial term that is before 1 February 2004, the percentage specified in this clause will be reduced from 90% to 80%;

               (ii) for any part of the remaining initial term that is after 31 January 2004 and before 1 February 2005, the percentage specified in this clause will be reduced from 90% to 70%; and

               (iii) for any part of the remaining initial term that is after
                     31 January 2005, the percentage specified in this clause will be reduced from 90% to 60%";

          (iv) the whole of the table (setting out years and minimum percentages) is deleted (but not the notes appearing after the table);

          (v) in Note (vi), each reference to "year" is replaced by a reference to "Commitment Year"; and


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


          (vi) in Note (vii), the words "during the fourth and fifth years of the initial term (as defined in paragraph 2.1(a)(i))" are deleted and replaced by the words "during the fourth or a subsequent Commitment Year".

     (d)  In clause 3.3A of the HKISA:

          (i) the reference to "each year of the initial term" is replaced by a reference to "each Commitment Year"

          (ii) the reference to "being the following percentages" is replaced by a reference to "90%";

          (iii) in paragraph (b), the reference to "particular year" is replaced by a reference to "Commitment Year";

          (iv) the whole of the table (setting out years and percentages) is deleted (but not the note at the end of clause);

          (v) after paragraph (b) (and before the note) the following is inserted:

                "provided that if payment in full of the Total Amount Owing occurs before the initial term expires then in relation to the period between the date of payment in full of the Total Amount Owing and the date of expiration of the initial term ("remaining initial term") the following provisions will apply:

                (i) for any part of the remaining initial term that is before 1 February 2004, the percentage specified in this clause will be reduced from 90% to 80%;

                (ii) for any part of the remaining initial term that is after 31 January 2004 and before 1 February 2005, the percentage specified in this clause will be reduced from 90% to 70%; and

                (iii) for any part of the remaining initial term that is after
                      31 January 2005, the percentage specified in this clause will be reduced from 90% to 60%.";

                and

                (vi) in the note at the end of the clause the word "these" is deleted.

     (e) In clause 3.13 of the HKISA, the reference to "the period in which clause 3.2 applies" is replaced by a reference to "the initial term".

     (f)  The following new clause is inserted immediately after clause 5.3:

          "5.3A If, during a Commitment Year, a notice or notices have not been given by HKTC under clause 5.3 requiring a benchmarking of the Charges for all the Committed Services, then clause 5.4 shall apply to require a benchmarking of the


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


               Charges for all the Committed Services (or elements of those Services) which have not been required to be benchmarked during that Commitment Year ("Residual Benchmarking"). The Residual Benchmarking shall, for the purposes of this agreement, be deemed to have been notified by HKTC to Wholesale Co under paragraph 5.3(a)(ii) upon the expiration of the relevant Commitment Year and HKTC may specify by notice to Wholesale Co whether the benchmark charge is to be determined in $US or $Hong Kong in respect of a particular Service or Services, provided that HKTC may only elect for the benchmarking to be conducted in $Hong Kong where it has not appropriately hedged its foreign exchange risk in respect of the charges for that Service. To the extent that a benchmarking is required under the AISA at the same time as the Residual Benchmarking, the Parties and the parties to the AISA will attempt to co-ordinate the conduct of both benchmarking processes where practicable.

     (g) Paragraph 5.3(b) of the HKISA is amended by adding the words "and may not be given less than 90 days after a Residual Benchmarking is deemed to have been notified under paragraph 5.3(a) with regard to that Service".

     (h) Paragraph 5.4(a) of the HKISA is amended by inserting the following sentence after the words "referred to in clause 5.3":

          "In seeking to reach agreement on such an expert the Parties will consult with the parties to the AISA with a view to ensuring, where reasonably practicable, that the same independent expert will conduct any benchmarking notified or required under the AISA during that Commitment Year".

     (i) Paragraph 5.4(c) of the HKISA is amended by adding "or clause 5.3A" after the words "under clause 5.3".

     (j) Paragraph 5.4(g)(ii) of the HKISA is amended by adding the words "given or deemed to be given" after "in the case of a notice".

     (k) Paragraph 5.5(b) of the HKISA is amended by adding the words "or deemed to be given" after "In the case of a notice given".

     (l)  In clause 12.3 of the HKISA:

          (i) the word "term" (appearing immediately after the words "this agreement") is deleted; and

          (ii) after paragraph (g), the following additional paragraphs are inserted:

               "(h) without the prior written consent of HKTC,

                    (i)   the AISA is terminated by either party thereto;


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


                    (ii) the date of expiry of the initial term of the AISA as specified therein is altered; or

                    (iii) the minimum percentage of Committed Services (within the meaning of the AISA) specified in the AISA is altered;

               (i)  under a Floating Charge:

                    (i)   a Receiver is appointed;

                    (ii)  any floating Charge is converted to a fixed Charge; or

                    (iii) the Security Trustee takes possession or disposes of all or any part of the Charged Assets or otherwise takes any action to enforce all or any part of the Charges;

               (j) the making of a declaration by the Facility Agent on the instructions of a Majority of Financiers in accordance with clause 13.2 of the Amended and Restated Facility Agreement; or

               (k) an event occurs or circumstance arises which under a Subordination Deed is a "Subordination Event"."

     (m) In paragraph D1.1 of Annex D of the HKISA after paragraph (q) the following new paragraphs are inserted:

          "(qq) words and expressions given particular meanings in the Amended and Restated Facility Agreement and not otherwise defined in this agreement have the meanings given in the Amended and Restated Facility Agreement; and

          (qqq) in relation to a Floating Charge, the words and expressions "Charged Assets", "Charge", "Receiver" and "Security Trustee" have, respectively, the meanings given in the Floating Charge; and"

     (n)  In paragraph D1.3 of Annex D of the HKISA:

          (i) after the definition of "Aggregate Amount", the following new definitions are inserted:

               "AISA" is the agreement between Reach Global Services Limited and Telstra Corporation Limited constituted by the International Services Agreement (Australia) dated 13 October 2000 made between Reach Ltd and Telstra Corporation Limited as novated between Reach Global Services Limited and Telstra Corporation Limited by the Novation Agreement (International Services Agreement (Australia)) dated 26 April 2002 made between Reach Ltd, Reach Global Services Limited and Telstra Corporation Limited.


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


               "Amended and Restated Facility Agreement" has the meaning given in the Amendment and Restatement Agreement dated 15 April 2003 made between Reach Finance Limited, Reach Ltd, Reach Networks, Reach Networks Australia Pty Limited, Reach Global Networks Limited, Reach Global Services Limited and JP Morgan Chase Bank;

          (ii) after the definition of "Commencement and Services" the following new definition is inserted:

               "Commitment Year" means:

               (a)  the year beginning on 1 February 2001; and

               (b) any year beginning during the initial term on an anniversary of 1 February 2001, but excluding any period after the initial term expires.

     (o) In Annex E, in Item 3 - Term of the HKISA, the reference to "5 years from Commencement" is deleted and replaced by the following:

          "From Commencement until the later of:

          (a)  the end of 5 years from Commencement; or

          (b)  payment of the Total Amount Owing."

-------------------------------------------------------------------------------
4    Continuation of HKISA

     The HKISA continues in full force and effect.

-------------------------------------------------------------------------------
5    Costs

     The Parties agree to pay their own legal and other costs and expenses in connection with the preparation, execution and completion of this agreement.

-------------------------------------------------------------------------------
6    Governing Law

     This agreement is governed by the law in force in the place specified in the Details. Each Party submits to the non-exclusive jurisdiction of the courts of that place.

-------------------------------------------------------------------------------
7    Counterparts

     This agreement may consist of a number of counterparts each executed by one or more Parties to the agreement. When taken together, the executed counterparts are treated as making up the one document.


EXECUTED as an agreement


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


International Services Agreement (Hong Kong)
Amendment Agreement No. 2

Schedule 1 - Definitions

"AISA" is the agreement between Reach Global Services Limited and Telstra constituted by the International Services Agreement (Australia) dated 13 October 2000 made between Reach and Telstra as novated between Reach Global Services Limited and Telstra by the Novation Agreement (International Services Agreement (Australia)) dated 26 April 2002 made between Reach, Reach Global Services Limited and Telstra.

"Amended and Restated Facility Agreement" has the meaning given in the Amendment and Restatement Agreement.

"Amendment and Restatement Agreement" is the Amendment and Restatement Agreement dated 15 April 2003 made between Reach Finance Limited, Reach, Reach Networks, Reach Networks Australia Pty Limited, Reach Global Networks Limited, Reach Global Services Limited and JP Morgan Chase Bank.

"Date of Amendment" has the meaning given in the Amendment and Restatement Agreement.

"Financiers" has the meaning given in the Amended and Restated Facility
Agreement.

"HKISA" is the International Services Agreement (Hong Kong) dated 13 October 2000 made between Reach Networks and HKTC.

"Reach" is Reach Ltd (formerly Joint Venture (Bermuda) No. 1 Limited).

"Telstra" is Telstra Corporation Limited.


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


International Services Agreement (Hong Kong)
Amendment Agreement No. 2
Signing page



DATED: 15 April 2003


                                    )
SIGNED by                           )
                                    ) ..........................................
and                                 ) By executing this agreement the signatory
                                    ) warrants that the signatory is duly
as authorised representatives for   ) authorised to execute this agreement on
REACH NETWORKS HONG KONG            ) behalf of REACH NETWORKS HONG KONG LIMITED
LIMITED in the presence             )
of:                                 )
                                    )
                                    )
.................................... ) ..........................................
Signature of witness                ) By executing this agreement the signatory
                                    ) warrants that the signatory is duly
.................................... ) authorised to execute this agreement on
Name of witness (block letters)     ) behalf of REACH NETWORKS HONG KONG LIMITED



SIGNED by                           )
                                    )
as authorised representative for    )
PCCW-HKT TELEPHONE LIMITED          )
in the presence of:                 )
                                    )
                                    )
.................................... )
Signature of witness                ) ..........................................
                                    ) By executing this agreement the signatory
.................................... ) warrants that the signatory is duly
Name of witness (block letters)     ) authorised to execute this agreement on
                                    ) behalf of PCCW-HKT TELEPHONE LIMITED


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
(C) Mallesons Stephen Jaques  |  International Services Agreement (Hong Kong) Amendment Agreement No. 2               9
                              |  14 May 2003
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


Mallesons Stephen Jaques





                        International Services
                        Agreement (Hong Kong)
                        Amendment Agreement No. 2


                        Dated 15 April 2003


                        Reach Networks Hong Kong Limited
                        PCCW-HKT Telephone Limited






                        Mallesons Stephen Jaques
                        Level 28
                        Rialto
                        525 Collins Street
                        Melbourne   Vic   3000
                        T +61 3 9643 4000
                        F +61 3 9643 5999
                        DX 101 Melbourne

International Services Agreement (Hong Kong)
Amendment Agreement No. 2
Contents


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1        Interpretation                                                2

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2        Condition precedent                                           2

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3        HKISA Amendment                                               2

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4        Continuation of HKISA                                         7

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5        Costs                                                         7

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6        Governing Law                                                 7

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7        Counterparts                                                  7


Schedule 1 - Definitions                                               8